UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement.
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☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

SCWORX CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

SCWORX CORP.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On July 22, 2026

You are hereby notified that the annual meeting of shareholders of SCWorx Corp. (“Annual Meeting”) (the “Company”), will be held at 9:00 AM Eastern on July 22, 2026 at the Regus conference room at 35 Village Rd, Suite 100 Middleton, MA 01949, for the following purposes:

1.	To elect four directors to serve until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified;

2.	To consider and vote, on a non-binding, advisory basis, upon the compensation of those of our executive officers listed in the Summary Compensation Table appearing elsewhere in this proxy statement, or our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K;

3.	To ratify the selection of Astra Audit & Advisory, LLC as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026;

4.	To consider and vote upon a proposed amendment of the Company’s certificate of incorporation to effect a reverse stock split of the Company’s Common Stock, at a ratio to be determined by our board of directors, in its discretion, but within the range of 1/1.5 and 1/10, if needed to regain compliance with Nasdaq Rule 5550(a)(2), which requires the minimum bid price of our common stock to be at least$1.00 ; and

5.	To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to attend the annual meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares of the Company, you will not be admitted to the Annual Meeting. We intend to mail this proxy statement and the accompanying proxy card on or about [45 days before the meeting] to all shareholders of record that are entitled to vote.

The Board of Directors has fixed the close of business on June 9, 2026 as the record date for the Annual Meeting. Only shareholders on the record date are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the annual meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 22, 2026:
The proxy statement, proxy card and Annual Report to shareholders for the year ended December 31, 2025 (the “Annual Report”) are available at https://ir.scworx.com/
Shareholders may also obtain additional paper or e-mail copies of these materials at no cost by writing to SCWorx Corp., 35 Village Rd. Suite 100 Middleton, MA 01949, Attention: CEO.

IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

By order of the Board of Directors,

/s/ Timothy A. Hannibal
Timothy A. Hannibal
Chief Executive Officer

June 11, 2026

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please either vote by internet or sign, date and return your proxy promptly in the enclosed envelope even if you plan to attend the Annual Meeting personally. Your cooperation is greatly appreciated.

SCWORX CORP.
35 Village Rd. Suite 100

Middleton, MA 01949

PROXY STATEMENT

INTRODUCTION

This proxy statement and the accompanying proxy are made available by SCWorx Corp. (the “Company”), to the holders of record of the Company’s outstanding shares of Common Stock, $0.001 par value per share, (the “Common Stock”), on June 9, 2026. The accompanying proxy is being solicited by the Board of Directors of the Company (the “Board”), for use at the annual meeting of shareholders of the Company (the “Meeting”), to be held at 9:00 AM Eastern on July 22, 2026, at the Regus conference room at 35 Village Rd, Suite 100 Middleton, MA 01949 and at any adjournment or postponement thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may also assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

The Board has fixed June 9, 2026 as the record date for the Meeting (the “Record Date”). Only shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On June 9, 2026, there were 1,066,918 shares of Common Stock and 39,810 shares of Series A Preferred Stock (convertible into 75,915 shares of Common Stock) issued and outstanding. Each share of Common Stock and each share of Series A Preferred Stock (on an as converted basis) is entitled to one vote per share.

The Company’s amended and restated bylaws provide that a quorum shall consist of the holders of at least one third of the shares of each class, and series of each class, to the extent applicable (unless more than one class and or series votes as a class, in which case a majority of the shares voting as a class) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy at the Meeting. If such quorum shall not be present or represented at any meeting of the shareholders, the shareholders, entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time without notice (other than the announcement at the meeting) until a date and time that a quorum shall be present. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

The Company’s amended and restated bylaws provide that directors are to be elected by a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a majority. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority.

In all matters, like the election of directors, the affirmative vote by the holders of a majority of the shares voted on any matter shall be sufficient for the approval of the proposals in this proxy statement and any other business which may properly be brought before the Meeting or any adjournment or postponement thereof.

All shares of Common Stock represented in person or by valid proxies received by the Company prior to the date of, or at, the Meeting, and not revoked, will be voted as specified in the proxies or voting instructions. Votes that are left blank will be voted as recommended by the Board. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.

In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that Proposal No. 1 relating to the election of directors, Proposal 2 relating to advisory vote on compensation, and Proposal 4 relating to the potential reverse split of our common stock are non-routine proposals, and that Proposal No. 3, with respect to the ratification of the selection of the independent registered public accounting firm, is a routine matter; therefore, your broker, bank or other agent will not be entitled to vote on Proposals No. 1, 2, and 4 at the Meeting without your instructions. Broker non-votes will be counted towards the quorum requirement. Other than for the purpose of establishing a quorum, as discussed above, broker non-votes will not be counted as entitled to be voted and will therefore not affect the outcome of the matters to be voted thereon.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Chief Executive Officer, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

Our website address is included several times in this proxy statement as a textual reference only and the information in our website is not incorporated by reference into this proxy statement.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the Meeting, four directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of shareholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, as amended, directors are to be elected by a majority of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a majority. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, of each of the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are presently our directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board. The Board has no reason to believe that the nominees named will be unable to serve if elected. Each nominee has consented to being named in this proxy statement and to serve if elected.

Principal Employment and Experience of Director Nominees

The following information is furnished with respect to the persons nominated for election as directors. All of these nominees are current members of our Board:

Name	Age	Present Principal Employer and Prior Business Experience
Tim Hannibal	57

Mr. Hannibal is a seasoned technology executive and entrepreneur, with nearly 30 years’ experience in SaaS and cloud technology, driving revenue, go-to-market strategies, business development and mergers and acquisitions. Mr. Hannibal joined the Company in January 2019 and currently serves as its Chief Executive Officer. Prior to joining the Company, Mr. Hannibal was an employee at Primrose Solutions (the predecessor to SCWorx) which he joined in September of 2016. At Primrose, Mr. Hannibal was responsible for overseeing marketing, sales and operations, including executing the Company’s business plan. Mr. Hannibal has a successful track record of growth and management at both startup and national companies.

Prior to joining Primrose, Mr. Hannibal was the President and CEO of VaultLogix for thirteen years, a company he founded. VaultLogix was a private equity sponsored leading SaaS company in the cloud backup industry before being acquired by J2 Global, a publicly traded technology company ($3.5b market cap) focused on cloud services and digital media.

*Vincent Matozzo	41

Mr. Matozzo is an innovative strategist and leader recognized for driving results through effective supply chain strategies and product innovation. He is a dynamic leader who drives change and delivers results for clients, corporations, and consortiums. He is passionate about automating processes and delivering a superior customer experience while enabling teams. Mr. Matozzo is a subject matter expert in Lean and Agile process modeling, with experience in all aspects of pre-award modeling to post-award monitoring, requisitioning to reimbursement- including data visualization and procurement. He has expertise in technical execution and supply chain innovation and enjoys deploying initiatives in technology development to continuously improve interoperability and operations. Mr. Matozzo is a featured speaker and expert in supply chain organizational development and business continuity. He is skilled in designing and implementing innovative business models that produce dramatic results. Mr. Matozzo has served in various supply chain capacities across manufacturing, aerospace, and healthcare at organizations including Yale New Haven Health, Vizient, and NYU Langone Health.

Mr. Matozzo has served as the CEO and Managing Partner of Paradigm Venture Group since 2020. Prior to that, he served as Director of Strategic Sourcing and Procurement Operations for Yale New Haven Health from 2019 - 2021

*Michael Burke	68	Mr. Burke was formerly the Executive Vice President and CFO of Prisma Health from 2018-2022. Prior to Prisma Health, Mr. Burke served as CFO of NYU Langone Medical Center from December 2008 to July 2018 and served as CFO to Tufts New England Medical Center from 2004 to 2008 and was a practicing CPA in New York through 2012. His experience with disaster recovery, large financial system integration projects, and mergers and acquisitions at each institution provides valuable insights to clients as they manage in this ever-changing healthcare environment. Prior to Tufts, Mr. Burke worked as the Chief Financial Officer of Duke University Hospital and was also a Senior Manager at KPMG. Mr. Burke graduated from St. John Fisher University with a BS, Accounting.

*Troy Kirchenbauer	56

Mr. Kirchenbauer is a seasoned executive with over two decades of experience driving digital transformation, product innovation, and data-driven decision-making in the healthcare industry. Throughout his career, he has been at the forefront of creating technology solutions that address complex challenges in supply chain management, business intelligence, and advanced analytics. Mr. Kirchenbauer has worked for Vizient Inc. since 2018 and is currently the Senior Vice President, Digital Supply.

As Senior Vice President of Digital Supply Chain at Vizient, Mr. Kirchenbauer was instrumental in the development of a digital ecosystem designed to enhance supply chain automation and provide advanced analytics solutions. His leadership played a pivotal role in managing over $230 billion in healthcare supply spend, consolidating disparate data systems, and building e-commerce platforms that significantly improved operational efficiency for healthcare organizations. Mr. Kirchenbauer’s work at Aptitude, where he built a cutting-edge B2B marketplace, further showcases his capability in using data and analytics to drive substantial business growth, delivering over $50 million in new revenue within a few years.

Mr. Kirchenbauer has a deep understanding of the nuances in healthcare supply chains and expertise in building data management systems and analytics platforms. His commitment to leveraging data for business transformation makes him an ideal leader for organizations focused on delivering innovative analytics solutions that empower healthcare providers to make smarter, data-driven decisions.

Mr. Kirchenbauer graduated from Texas A&M University of Commerce and has an MBA from the University of Dallas.

*	The Board has determined that this director or nominee is “independent” as defined by the rules of the Securities and Exchange Commission, or SEC, and Nasdaq Stock Market, or Nasdaq, rules and regulations. None of the independent directors has any relationship with us besides serving on our Board.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Our bylaws, as amended, provide that directors are to be elected by a majority of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a majority. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the election of each of the director nominees named above.

PROPOSAL NO.2 — ADVISORY VOTE ON THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended, or the Exchange Act, (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010) and related rules of the SEC, we are including a separate proposal subject to stockholder vote to approve, on a non-binding, advisory basis, the compensation of those of our executive officers listed in the Summary Compensation Table appearing elsewhere in this proxy statement, or our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.

The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the compensation committee of our Board, or the Compensation Committee, will evaluate whether any actions are necessary to address the concerns of shareholders.

Based on the above, we request that you indicate your support for our executive compensation philosophy and practices, by voting in favor of the following resolution:

“RESOLVED, that the Company’s shareholders approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in this proxy statement, including the “Compensation Discussion and Analysis” section, the compensation tables and the other narrative compensation disclosures.”

The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to approve this Proposal 2. The opportunity to vote on this Proposal 2 is required pursuant to Section 14A of the Exchange Act. However, as an advisory vote, the vote on Proposal 2 is not binding upon us and serves only as a recommendation to our Board. Nonetheless, the Compensation Committee, which is responsible for designing and administering our executive compensation program, and the Board value the opinions expressed by shareholders, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3 — RATIFICATION OF THE SELECTION OF ASTRA AUDIT & ADVISORY, LLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Our audit committee of our Board (the “Audit Committee”) has selected Astra Audit and Advisory, LLC as our independent registered public accounting firm (the “Independent Auditors”) for the current fiscal year, and is seeking ratification by our shareholders at the Meeting. We do not expect to have a representative of the Independent Auditors attending the Meeting.

Neither our by-laws, our other governing documents, nor applicable law requires stockholder ratification of the selection of the Independent Auditors as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of the Independent Auditors to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain the Independent Auditors. Even if the selection is ratified, the Audit Committee in its discretion may decide to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

Required Vote

The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the ratification of the selection of the independent registered public accounting firm. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote “FOR” the ratification of the selection of Astra Audit and Advisory LLC as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

PROPOSAL NO. 4 – APPROVE POTENTIAL AMENDMENT TO THE CERTIFICATE OF INCOPORATION OF SCWORX CORP. TO EFFECT REVERSE STOCK SPLIT ON AN “AS NEEDED” BASIS

We are asking shareholders to approve at the Annual Meeting a potential amendment to the Company’s certificate of incorporation, to effect a reverse stock split of the issued and outstanding shares of the Company’s common stock, in the ratio sufficient in the judgment of the Board of Directors to result in a minimum bid price of at least $1.00 per share (but within the range of 1/1.5 and 1/10), if needed to regain compliance with Nasdaq Rule 5550(a)(2) (“Minimum Bid Price Rule”), which requires the minimum bid price of our common stock to be at least$1.00 (“Stock Split Proposal”).

The reverse stock split ratio will be in the range of between 1/1.5 and 1/10 where the numerator is the number of new shares being issued and the denominator is the number of shares outstanding for which such number of new shares is being issued. By way of illustration, if the reverse split ratio is 1/3, then 1 new share will be issued in replacement for every 3 shares outstanding, so that if there were 3 million shares outstanding pre-split, there would be 1 million shares outstanding post-split.

Because the Board of Directors cannot predict with any certainty how the Company’s stock price may react to a future reverse stock split, the Board anticipates setting a reverse split ratio at a level mathematically calculated to result in a stock price above the minimum bid price requirement of $1.00 per share. For example, if the Company’s stock price were $0.20 per share, to achieve a $1.00 post-split price, the theoretical reverse split ratio would be at least 1/5 ($1.00/$0.20). In this example, for the reasons described herein, the Board of Directors might set the reverse stock split ratio at 1/10 or some other ratio within the range based on the considerations described herein.

Stockholder approval of the Stock Split Proposal is required by the Delaware General Corporation Law. Upon the effectiveness of the amendment to the certificate of incorporation of the Company effecting the reverse stock split, the issued shares of the Company’s common stock immediately prior to the split effective time will be reclassified into a smaller number of shares, such that a Company shareholder will own post-split that number of shares equal to the quotient of the number of shares held by that shareholder immediately prior to the split effective time, divided by the denominator of the reverse split ratio.

The Company’s board of directors approved a proposed amendment to the certificate of incorporation of the Company affecting the reverse stock split for the following reason:

●	The board of directors believes effecting the reverse stock split would be an effective means to increase the per share price of the Company’s common stock if needed in order to regain compliance with the Minimum Bid Price rule, which requires the minimum bid price of our common stock to be at least $1.00t.Currently, we are not in compliance with the

If a reverse stock split successfully increases the per share price of the Company’s common stock and we are able regain our listing on the Nasdaq Stock Market Capital Market, the Company’s board of directors believes this increase may increase trading volume in its common stock and facilitate future financings.

A reverse stock split would affect all of the Company’s shareholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of the Company’s shareholders owning a fractional share which may be rounded up to the nearest whole share. Common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. A reverse stock split would not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act.

The Company’s authorized capital stock currently consists of 150,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. A reverse stock split will not change the number of authorized shares of the Company’s common stock or preferred stock, or the par value of the Company’s common stock or preferred stock.

The Company has no current plans, arrangements or understandings to issue shares that will be available and unreserved after the completion of the reverse stock split, other than to satisfy the Company’s current obligations. In addition, the Company may from time to time seek to finance future cash needs through further offerings that may take the form of a public or private equity offering. Any such equity financing could occur at any time, including as soon as concurrently with or soon after completion of the reverse split.

The Board of Directors approved the following potential amendment to the Company’s Certificate of Incorporation, as amended:

Effective at 5:00 p.m., Eastern Standard Time, on __________, 202_ (the “Effective Time”), every _________ (__) shares of the Corporation’s common stock (the ”Old common stock”) issued and outstanding immediately prior to the Effective Time will be automatically and without any action on the part of the respective holders thereof be combined and converted into one (1) share of common stock of the Corporation (the “New common stock”) (such combination and conversion, the “Reverse Stock Split”).

Nasdaq Requirements for Listing on the Nasdaq Capital Market

SCWorx Corp. common stock is currently quoted on the OTCQB Venture Market under the symbol “WORX,” while the Company attempts to regain compliance with the Minimum Bid Price Rule and secure a re-listing on the Nasdaq Capital Market. One of the requirements for regaining listing on the Nasdaq Capital Market is compliance with the Minimum Bid Price Rule (Nasdaq Listing Rule 5550(a)(2)) .

Background

On October 8, 2025, the Company received written notification from the Listing Qualifications Department of Nasdaq, granting the Company’s request for a 180-day extension to regain compliance with the Bid Price Rule. The Company had until April 6, 2026 to meet the requirement.

On April 7, 2026, Nasdaq notified the Company that, because it failed to regain compliance with the Minimum Bid Price Rule , its securities will be delisted from the Capital Market. Consequently, trading of the Company’s common stock was suspended at the opening of business on April 14, 2026, and a Form 25-NSE was filed with the Securities and Exchange Commission (the “SEC”), which removed the Company’s securities from listing and registration on The Nasdaq Stock Market.

On April 7, 2026, the Company amended its certificate of incorporation to effect a 1 for 15 reverse stock split of its common stock, in order to regain compliance with Nasdaq’s minimum bid price requirement of $1 per share.  The reverse stock split was effective at the opening of the trading day on April 10, 2026.

On April 10, 2025, Nasdaq notified the Company that based upon the Company’s closing bid price for the previous 30 consecutive business days (February 26, 2025 through April 9, 2025), the Company no longer met the listed securities requirement to maintain a minimum bid price of $1 per share pursuant to Nasdaq Rules 5550(a)(2). On April 14, 2026, the Company was removed from the Nasdaq Stock Market for failing to regain compliance with the Minimum Bid Price Rule.

On April 9, 2026, the Company appealed the Nasdaq Staff’s delisting determination. The Company was granted an appeal of the Nasdaq Staff’s delisting determination to a hearings panel pursuant to the procedures set forth in the applicable Nasdaq Listing Rules. The Company attended its initial appeal meeting on May 12, 2026 and is currently working with the Nasdaq Hearings Panel to demonstrate that the Company has a plan that will enable the Company to satisfy the requirements for re-listing on The Nasdaq Capital Market.

The Company expects that, after giving effect to the reverse stock split contemplated hereby, it should be able to satisfy the Hearings Panel that it will be able to meet the Panel’s requirements for re-listing the Company’s common stock on the Nasdaq Capital Market.

If the Company fails to achieve compliance with the applicable Nasdaq listing rules, shares of the Company’s common stock will continue to trade in the over-the-counter market. If the Company’s common stock continues to trade on the over-the-counter market, selling the Company’s common stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in the Company’s common shares, further limiting the liquidity of the Company’s common shares. These factors could result in lower prices and larger spreads in the bid and ask prices for the Company’s common shares.

The Company cannot predict whether the reverse stock split will increase the market price for the Company’s common stock over time. The history of similar stock split combinations for companies in like circumstances is varied. Following the Company’s recent reverse stock split in April, 2026, the market price of the Company’s common stock subsequently traded below $1.00. Accordingly, there is no assurance that:

●	the market price per share of the Company’s common stock after the reverse stock split be maintained in proportion to the reduction in the number of shares of the Company’s common stock outstanding before the reverse stock split;

●	the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

Based on the foregoing, the market price per share of the Company’s common stock may not remain above the $1.00 minimum bid price as required by Nasdaq for continued listing.

The market price of the Company’s common stock will also be based on performance of the Company and other factors, some of which are unrelated to the number of shares outstanding.

If the reverse stock split is effected and the market price of the Company’s common stock declines, the percentage decline in price and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of the Company’s common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Company’s shareholders approve the amendment to the certificate of incorporation of the Company effecting the reverse stock split, and if the Company’s board of directors determines that effecting a reverse stock split is in the best interests of the Company and its stockholders, the Company will file the certificate of amendment to the certificate of incorporation with the Secretary of State of the State of Delaware. Beginning at the split effective time, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the split effective time, stockholders will be notified that the reverse stock split has been effected. The Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent any physical certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company’s transfer agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares.

Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Fractional Shares

No fractional shares of the Company’s common stock will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled, upon surrender to the exchange agent of certificates representing such shares, to one additional share of the Company’s common stock for each fractional share.

Effect of Approving the Stock Split Proposal

By approving an amendment to the Company’s amended and restated certificate of incorporation effecting the reverse stock split, stockholders will be approving the combination of that number of shares of the Company’s common stock into one share of the Company’s common stock, sufficient in the judgment of the Board of Directors to cause the Company’s stock price to be a minimum of at least $1.00 per share. The Board of Directors cannot predict when or if the need will arise for reverse stock split and so cannot currently predict an exact reverse split ratios. If needed, the reverse stock split will be in the range of 1 for 1.5 and 1 for 10. If a reverse stock split ratio outside of this range is required, the Company will seek further approval of its stockholders.

Required Vote

Approval of the Reverse Stock Split requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock present and entitled to vote thereon as of the record date at the Annual Meeting of the Company’s shareholders.

The Board recommends a vote FOR the reverse stock split.

CORPORATE GOVERNANCE

Committees and Meetings of Our Board of Directors

The Board held seven meetings and took action by consent four times during our fiscal year ended December 31, 2025 (“Fiscal 2025”). Throughout this period, each member of our Board who was a director in Fiscal 2025 attended or participated in all of the meetings of our Board held during the period for which such person has served as a director, and all of the meetings held by all committees of our Board on which each director served during the periods such director served. Our Board has three standing committees: The Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee.

Compensation Committee. The current members of our Compensation Committee are Mr. Kirchenbauer, Mr. Burke and Mr. Matozzo. Mr. Kirchenbauer is the current Chairman of the Compensation Committee and our board of directors has determined that all of the members of the Compensation Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. The Compensation Committee operates under a written charter that is posted on our website at www.scworx.com.

The primary responsibilities of our Compensation Committee include:

●	Reviewing and recommending to our Board of the annual base compensation, the annual incentive bonus, equity compensation, employment agreements and any other benefits of our executive officers;

●	Administering our equity-based plans and exercising all rights authority and functions of the Board under all of the Company’s equity compensation plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; and

●	Annually reviewing and making recommendations to our Board with respect to the compensation policy for such other officers as directed by our Board.

The Compensation Committee meets, as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving.

Our Compensation Committee held one meeting during 2025.

Audit Committee. The current members of our Audit Committee are Mr. Burke, Mr. Kirchenbauer and Mr. Matozzo. Mr. Burke is the Chairman of the Audit Committee, and our board of directors has determined that Mr. Burke is an “Audit Committee financial expert” and that all members of the Audit Committee are “independent” as defined by the rules of the SEC and the Nasdaq rules and regulations. The Audit Committee operates under a written charter that is posted on our website at www.scworx.com.

The primary responsibilities of our Audit Committee include:

●	Appointing, compensating and retaining our registered independent public accounting firm;

●	Overseeing the work performed by any outside accounting firm;

●	Assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by us to the SEC, our shareholders or to the general public, and (ii) our internal financial and accounting controls; and

●	Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Our Audit Committee held four meetings during 2025.

Nominating and Corporate Governance Committee. The current members of our Nominating and Corporate Governance Committee are Mr. Matozzo, Mr. Burke, and Mr. Kirchenbauer. Mr. Matozzo is the Chairman of the Nominating and Corporate Governance Committee. Our board of directors has determined that all of the members of the Nominating and Corporate Governance Committee are “independent” as defined by Nasdaq rules and regulations. The Nominating and Corporate Governance Committee operates under a written charter that is posted on our website at www.scworx.com. The primary responsibilities of our Nominating and Corporate Governance Committee include:

●	Assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with applicable corporate governance guidelines; and

●	Identifying and evaluating the qualifications of all candidates for nomination for election as directors.

Our Nominating and Corporate Governance Committee held one meeting and did not take action by consent during 2025.

Potential nominees will be identified by the Board based on the criteria, skills and qualifications determined by the Nominating and Corporate Governance Committee. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all shareholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will result in a well-rounded board of directors and allow the Board to fulfill its responsibilities.

The Company has never received from shareholders proposed nominees for director. Pursuant to the Bylaws, any nominations for director made by shareholders must be received no later than 120 calendar days in advance of the first anniversary after the mailing of this proxy statement. In 2025, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our Board. All of the nominees for election at the Meeting are current members of our Board.

Leadership Structure. In his position as Chairman of the Board, Mr. Kirchenbauer is responsible for setting the agenda and priorities of the Board. As President and CEO, Mr. Timothy Hannibal leads our day-to-day business operations and is accountable directly to the full Board. Mr. Christopher Kohler, our CFO, reports to Mr. Hannibal and is responsible for overseeing the financial operations of the Company. We believe that this structure provides an efficient and effective leadership model for the Company.

Risk Oversight. The Board, including the Audit Committee, Compensation Committee and Nominating/Governance Committee, periodically reviews and assesses the significant risks to the Company. Our management is responsible for the Company’s risk management process and the day-to-day supervision and mitigation of risks. These risks include strategic, operational, competitive, financial, legal and regulatory risks. Our Board leadership structure, together with the frequent interaction between our directors and management, assists in this effort. Communication between our Board and management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board plays an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. The Nominating and Governance Committee is responsible for setting standards for and recommending director nominees to the Board and advising the Board about corporate governance matters. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board administers its risk oversight responsibilities through the Chief Executive Officer and the Chief Financial Officer, who, together with management representatives of the relevant functional areas review and assess the operations of the Company as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

The Board has not adopted any policies involving the ability of employees (including officers) or directors to pursue financial instruments or otherwise engage in transactions that hedge or offset (or are designed to hedge or offset) any decrease in the market value of the Company’s Common Stock.

COMMUNICATING WITH OUR BOARD OF DIRECTORS

Our Board will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate. Timothy Hannibal, our Chief Executive Officer and a director, with the assistance of our outside counsel, has been primarily responsible for monitoring communications from our shareholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to substantive matters and include suggestions or comments that Mr. Hannibal considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Shareholders who wish to send communications on any topic to our Board should address such communications to: SCWorx Corp., c/o Timothy A. Hannibal, Chief Executive Officer, at the address on the first page of this proxy statement.

ATTENDANCE AT STOCKHOLDER MEETINGS

We encourage our directors to attend our shareholders’ meetings.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2025 and 2024 awarded to, earned by or paid to our executive officers. The value attributable to any option awards and stock awards reflects the grant date fair values of stock awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	$	($)	($)	($)	($)	($)	($)
Timothy Hannibal (1)	2025	252,333	-	-	-	-	53,030	305,363
President, Chief Executive Officer and Director	2024	250,000	-	-	-	-	51,200	301,200

Chris Kohler (2)	2025	111,500	-	-	-	-	-	111,500
Chief Financial Officer	2024	108,000	-	-	-	-	-	108,000

(1)	Mr. Hannibal was hired as Chief Revenue Officer on February 1, 2019 and was appointed Interim Chief Financial Officer on June 10, 2020. On August 10, 2020 Mr. Hannibal was appointed President and Chief Operating Officer. On May 28, 2021 Mr. Hannibal was appointed President and Chief Executive Officer.

(2)	Mr. Kohler has served as Chief Financial Officer since November 1, 2020.

Employee Grants of Plan Based Awards and Outstanding Equity Awards at Fiscal Year-End

Prior to the completion of our initial public offering, our Board of Directors adopted the SCWorx Corp. (formerly, Alliance MMA) 2016 Equity Incentive Plan (the “2016 Plan”) pursuant to which the Company may grant shares of our common stock to the Company’s directors, officers, employees or consultants. Our shareholders approved the 2016 Plan at our annual meeting of shareholders held September 1, 2017, and on January 30, 2019 approved the addition of 3,000,000 post-split shares to be added to the 2016 Plan. On May 24, 2021, our shareholders approved the addition of another 2,000,000 shares to be added to the 2016 Plan. Unless earlier terminated by the Board of Directors, the 2016 plan will terminate, and no further awards may be granted, after July 30, 2026.

On December 8, 2025, our shareholders approved our 2025 Equity Incentive Plan (the “2025 Plan”) pursuant to which the Company may grant shares of our common stock to the Company’s directors, officers, employees or consultants. Unless earlier terminated by the Board of Directors, the 2025 plan will terminate, and no further awards may be granted, after December 8, 2035.

As of December 31, 2025, there were no outstanding stock option awards to officers of the Company.

Employment Agreements

Tim Hannibal, currently the Chief Executive Officer of the Company has an employment agreement which was entered into in January 2021.

COMPENSATION OF DIRECTORS

Directors’ Compensation

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2025 and 2024 awarded to, earned by or paid to our directors. The value attributable to any stock option awards reflects the grant date fair values of stock awards calculated in accordance with ASC Topic 718.

		Fees				Non-Equity
		Earned or				Incentive
		Paid in		Stock	Option	Plan	All Other
	Fiscal	Cash	Bonus	Awards (6)	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)
Troy Kirchenbauer (1)	2025	-	-	19,126	-	-	-	19,126
Chairman and Director	2024	-	-	-	-	-	-	-

Vincent Matozzo (2)	2025	-	-	19,126	-	-	-	19,126
Director	2024	-	-	-	-	-	-	-

Michael Burke (3)	2025	-	-	22,951	-	-	-	22,951
Chairman and Director	2024	-	-	-	-	-	-	-

Alton Irby (4)	2025	-	-	-	-	-	-	-
Former Chairman and Director	2024	-	-	-	-	-	-	-

Steven Horowitz (5)	2025	-	-	-	-	-	-	-
Former Director	2024	-	-	-	-	-	-	-

(1)	Troy Kirchenbauer was appointed as a Director on October 31, 2024.

(2)	Vincent Matozzo was appointed as a Director on August 17, 2023. Effective May 15, 2024, Mr Matozzo returned all previously received stock grants to the Company.

(3)	Michael Burke was appointed as a Director on October 31, 2024.

(4)	Alton Irby was appointed as a Director on March 16, 2021. Effective May 15, 2024, Mr Irby returned all previously received stock grants to the Company. Mr Irby resigned as a Director effective October 31, 2024.

(5)	Steven Horowitz was appointed as a Director on August 11, 2021. Effective May 15, 2024, Mr Horowitz returned all previously received stock grants to the Company. Mr Horowitz resigned as a Director effective October 31, 2024.

(6)	Stock compensation reported above represents accrued but not yet issued shares as of December 31, 2025

Currently, Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Other than indicated above, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments during 2025 or 2024.

Directors, Executive Officers and Corporate Governance

The current members of our Board and our executive officers, together with their respective ages and certain biographical information are set forth below. Directors hold office until the next annual meeting of our shareholders and until their successors have been duly elected and qualified. Our executive officers are elected by and serve at the designation and appointment of the board of directors.

Name	Age	Position
Troy Kirchenbauer(1)(2)(3)	56	Chairman of the Board of Directors
Timothy A, Hannibal	57	Chief Executive Officer and Director
Vincent Matozzo(1)(2)(3)	41	Director
Michael Burke(1)(2)(3)	68	Director
Chris Kohler	45	Chief Financial Officer

(1)	A member of the Audit Committee.

(2)	A member of the Compensation Committee.

(3)	A member of the Nominating and Corporate Governance Committee.

The following is a summary of the business experience of each of our executive officers.

Timothy A. Hannibal. Mr. Hannibal is a seasoned technology executive and entrepreneur, with nearly 30 years’ experience in SaaS and cloud technology, driving revenue, go-to-market strategies, business development and mergers and acquisitions. Mr. Hannibal joined the Company in January 2019 and currently serves as its Chief Executive Officer. Prior to joining the Company, Mr. Hannibal was an employee at Primrose Solutions (the predecessor to SCWorx) which he joined in September of 2016. At Primrose, Mr. Hannibal was responsible for overseeing marketing, sales and operations, including executing the Company’s business plan. Mr. Hannibal has a successful track record of growth and management at both startup and national companies.

Mr. Kohler, has over 15 years of experience serving in a wide variety of roles in the finance and accounting sectors. Mr. Kohler is the founder and CEO of Kohler Consulting, Inc., which he founded in 2012. The firm, through Mr. Kohler, provides outsourced CFO and advisory services to private and public companies, with a focus on small cap and start-up businesses.

There are no family relationships between any of the director nominees or executive officers named in this proxy statement.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statements of changes in beneficial ownership with respect to their ownership of the Company’s securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports filed with the SEC, and without conducting an independent investigation of our own, we believe that with respect to the fiscal year ended December 31, 2025, our officers and directors, and all of the persons known to us to beneficially own more than 10% of our common stock filed all required reports on a timely basis.

REPORT OF THE AUDIT COMMITTEE

In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements the year ended December 31, 2025; (2) discussed with the Independent Auditors the matters required to be discussed by the applicable requirements of the Public Accounting Oversight Board and the SEC; and (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

By the Audit Committee of the Board of
Directors of SCWorx Corp.

Troy Kirchenbauer

Michael Burke

Vincent Matozzo

INFORMATION CONCERNING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Astra Audit and Advisory, LLC (“Astra”), an independent registered public accounting firm, to audit our consolidated financial statements for the years ended December 31, 2025 and 2024.

BF Borgers CPA PC served as our independent registered public accounting firm from April 2021 through May 2024 at which time the US Securities and Exchange Commission (“Commission”) entered an Order denying BF Borgers CPA PC (“BF Borgers”) the privilege of appearing or practicing before the Commission as an accountant. The Company subsequently terminated BF Borgers as its independent registered public accounting firm.

Principal Accountant Fees and Services

During 2025 and 2024, fees for services provided by Astra Audit and Advisory, LLC were as follows:

	For the year ended December 31,
	2025	2024
Audit Fees	$201,305	$179,114
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$201,305	$179,114

During 2025 and 2024, fees for services provided by BF Borgers CPA PC were as follows:

	For the year ended December 31,
	2025	2024
Audit Fees	$-	$99,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$-	$99,000

Audit Fees

Audit fees for 2025 and 2024 include amounts related to the audit of our annual consolidated financial statements reported on Form 10-K, quarterly review of the consolidated financial statements included in our Quarterly Reports on Form 10-Q and review of registration statements filed on Form S-1.

Audit Related Fees

Audit Related Fees include amounts related to accounting consultations and services.

Tax Fees

Tax Fees include fees billed for tax compliance, tax advice and tax planning services.

All Other Fees

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Audit Committee Pre-Approval Policies and Procedures

Currently, the audit committee acts with respect to audit policy, choice of auditors, and approval of out of the ordinary financial transactions. The audit committee pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the audit committee before the services were rendered.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is to enter into transactions with related parties on terms that are on the whole no less favorable to us than those that would be available from unaffiliated parties at arm’s length. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

At December 31, 2025 and 2024 the Company had a payable due to an officer in the amount of $149,838 for contract work performed prior to becoming an officer.

During September 2021, the Company’s former CEO and shareholder advanced $100,000 in cash to the Company for short term capital requirements. This amount is non-interest bearing and payable upon demand. As of December 31, 2025, all amounts owed have been remitted. The Company had a balance of $67,622 included in shareholder advance on the Company’s consolidated balance sheets as of December 31, 2024.

Between January 18, 2024 and July 11, 2024, the Company’s CFO advanced an aggregate $128,479 in cash to the Company for short term capital requirements. As of December 31, 2024, all advanced amounts had been repaid.

The above amounts and terms are not necessarily indicative of what third parties would agree to.

STOCKHOLDER PROPOSALS

We intend to mail notification of this proxy statement, the accompanying proxy card and the 2025 annual report on or about June 12, 2026 to all shareholders of record that are entitled to vote. Shareholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to our next annual meeting of shareholders must advise our Secretary of such proposals in writing by February 12, 2027, or 120 days prior to the one year anniversary of the mailing of this proxy statement.

Shareholders who wish to present a proposal at our next annual meeting of shareholders without inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by February 12, 2027.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as the Board may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of June 11, 2026, with respect to the beneficial ownership of the outstanding Common Stock held by (1) each person known by us to be the beneficial owner of more than 5% of our Common Stock; (2) our current directors; (3) each of our named executive officers; and (4) our executive officers and current directors as a group. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address for each of the below persons is c/o SCWorx Corp., 35 Village Rd. Suite 100 Middleton, MA 01949.

Amount and Nature of Beneficial Ownership as of June 11, 2026 (1)

	Common	Preferred	Options		Percentage
Named Executive Officers and Directors	Stock	Stock	Warrants	Total	Ownership
Current
Timothy Hannibal	3,653	-	-	3,653	*	%
Chris Kohler	466	-	-	466	*	%
Michael Burke	-	-	-	-	*	%
Vincent Matozzo	-	-	-	-	*	%
Troy Kirchenbauer	-	-	-	-	*	%
Directors and Executive Officers as a Group (5 persons)	4,119	-	-	4,119	*	%

Former
Alton Irby	-	-	-	-	*	%
Steven Horowitz	-	-	-	-	*	%

*	Represents beneficial ownership of less than 1% of our outstanding stock.

(1)	In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock that may be acquired upon the exercise of stock options within 60 days of June 11, 2026. In determining the percent of common stock owned by a person or entity on June 11, 2026, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days of June 11, 2026 upon the exercise of stock options, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on June 11, 2026 and (ii) the total number of shares that the beneficial owner may acquire upon exercise of stock options within 60 days June 11, 2026. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o SCWorx Corp., 35 Village Rd. Suite 100 Middleton, MA 01949.

MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement. If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by email at ir@scworx.com.

OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

IF YOU HAVE NOT VOTED BY INTERNET, PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ Timothy A. Hannibal
Timothy A. Hannibal
Chief Executive Officer and Director

Tampa, Florida

June 11, 2026

SCWORX CORP.

ANNUAL MEETING OF SHAREHOLDERS

July 22, 2026

PROXY CARD

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SCWORX CORP.

The undersigned stockholder of SCWorx Corp. (the “Company”) hereby appoints Timothy A. Hannibal, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of the Company (the “Shareholders Meeting”) to be held on at 9:00 AM eastern on July 22, 2026, at the Regus conference room at 35 Village Rd, Suite 100 Middleton, MA 01949 , and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Shareholders Meeting with all powers possessed by the undersigned if personally present at the Shareholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH NOMINEE IN PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2, “FOR” PROPOSAL NO. 3, and “FOR” PROPOSAL NO. 4.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

SCWORX CORP.

July 22, 2026

If you have not voted by internet, please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF
THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Shareholders Meeting.

1.	Proposal No. 1 — To elect four directors to serve until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified:
FOR ALL NOMINEES Tim Hannibal Troy Kirchenbauer Vincent Matozzo Michael Burke
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT ☐ Troy Kirchenbauer ☐ Vincent Matozzo ☐ Tim Hannibal ☐ Michael Burke
2.	Proposal No. 2 — To consider and vote, on a non-binding, advisory basis, upon the compensation of those of our executive officers listed in the Summary Compensation Table appearing elsewhere in this proxy statement, or our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Proposal No. 3 — To ratify the selection of Astra Audit & Advisory, LLC, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.	FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	Proposal No. 4 – To consider and act upon a proposed amendment of the Company’s certificate of incorporation to effect, at the discretion of our board of directors, a reverse stock split of the Company’s Common Stock, in the range of 1 for 1.5 and 1 for 10, if the minimum bid price of $1.00 is not maintained, all as more fully described in the accompanying Proxy Statement	FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature of stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.